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                                                                EXHIBIT 10(E)(5)

                           IMPERIAL HOLLY CORPORATION
               SALARY CONTINUATION AGREEMENTS BETWEEN THE COMPANY
                          AND CERTAIN OF ITS OFFICERS

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NAME                                                   TITLE
AGREEMENTS WITH FULL VESTING:
I.H. Kempner, III------------------------------------- Chairman of the Board
J.C. Kempner------------------------------------------ President, Chief Executive Officer and
                                                        Chief Financial Officer
R.E. Henderson---------------------------------------- Vice President and Treasurer
J.R. Skiles------------------------------------------- Vice President, Distribution
AGREEMENTS WITH GRADUATED VESTING:
R.W. Hill--------------------------------------------- Executive Vice President
Harry J. Smith---------------------------------------- Executive Vice President
W.F. Schwer------------------------------------------- Senior Vice President, Secretary and
                                                        General Counsel
W.A. Coker-------------------------------------------- Vice President, Transportation
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